UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2014

ADGS ADVISORY, INC.
(Exact name of registrant as specified in its charter)

Commission file number 001-34274

Delaware	42-1743717
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Units 2611-13A, 26/F
113 Argyle Street, Mongkok
Kowloon, Hong Kong, SAR	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 2374-0002

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Effective as of June 23, 2014, Union Power HK CPA Limited (“Union Power HK”) resigned as the principal independent accountants of ADGS Advisory, Inc. (the “Company”). The decision to accept the resignation of Union Power HK as the Company’s principal independent accountants was approved by the Company’s Board of Directors.

The reports of Union Power HK on the Company’s financial statements for either the past two years did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that Union Power HK’s opinion on the financial statements for the years ended August 31, 2013 and 2012 included an explanatory paragraph describing substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested Union Power HK to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter from Union Power HK is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective as of June 23, 2014, the Company engaged UHY Vocation HK CPA Limited (“UHY HK”) as its principal independent accountants to audit the financial statements of the Company. The decision to engage UHY HK as the Company’s principal independent accountants was approved by the Company’s Board of Directors.

During the two most recent fiscal years and any subsequent period prior to engaging UHY HK, the Company has not consulted with UHY HK regarding either: (i) application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that UHY HK concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibit No.	Description

16.1	Letter of Union Power HK CPA Limited

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADGS ADVISORY, INC. (Registrant)

Dated: July 24, 2014	By:	/s/ Li Lai Ying
Li Lai Ying
Chief Executive Officer

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